Exhibit 10b


                       Kirkpatrick & Lockhart letterhead




                               November 28, 1994


Legg Mason Global Trust, Inc.
111 South Calvert Street
Baltimore, Maryland 21202

Dear Sir or Madam:

         Legg Mason Global Trust, Inc. (the "Company") is a corporation organized under the laws of the State of Maryland by Articles of Incorporation dated December 31, 1992, as supplemented November 10, 1994. You have requested our opinion regarding certain matters in connection with the Company's issuance of shares of common stock ("Shares") in its series designated as Legg Mason International Equity Trust.

         We have, as counsel, participated in various corporate and other matters relating to the Company. We have examined copies of the Articles of Incorporation and By-Laws, the minutes of meetings of the directors and other documents relating to the organization and operation of the Company, and we are generally familiar with its business affairs. Based upon the foregoing, it is our opinion that the unissued Shares designated as Legg Mason International Equity Trust, which are currently being registered, may be legally and validly issued from time to time in accordance with the Company's Articles of Incorporation and By-Laws; and when so issued, will be legally issued, fully paid and nonassessable by the Company.

         We hereby consent to the filing of this opinion in connection with Post-Effective Amendment No. 3 to the Company's Registration Statement on Form N-1A (File no. 33-56672) to be filed with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "Legg Mason Global Trust's Legal Counsel" in the Statement of Additional Information filed as part of the Registration Statement.




                                                   Sincerely,

                                                   KIRKPATRICK & LOCKHART



                                                   /s/Arthur C. Delibert
                                                   _______________________
                                                   Arthur C. Delibert